TOGA

we build the next generation



T-RT

TOGA 共振技术™

TOGA Resonance Technology™

WE BUILD THE NEXT GENERATION

Forward-Looking Statement

TOGA
we build the next generation

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.


想法
THOUGHTS
文字
WORDS
行动
ACTION
有意识的思维
CONSCIOUS MIND
潜意识的思维
SUBCONSCIOUS MIND
Negative Frequency
-dissonance-
负频率-失调-
Positive Frequency
-resonance-
正频率-失调-

文字拥有力量

WORDS HAVE POWER

Their sounds have energy that Resonates

它们的声音具备共振的能量



什么是共振?
What is resonance?

TOGA
we build the next generation

- 所有物质都拥有振动的能量
  All matter has energy that vibrates
- 这些震动产生了频率波
  These vibration produces frequency waves
- 当两个物体震荡频率相似时，就会产生共振
  Resonance occurs when two objects(matter) have similar frequencies of oscillations

微震动信息

SUBTLE VIBRATIONAL INFORMATION

共振实验：视频简报

Resonance Experiment-Video Presentation

TOGA 共振科技背后的科学原理
The Science Behind TOGA Resonance Technology

概念和科学研究：
Concepts and Scientific Studies Related to :


Schumann共振
Schumann Resonances


形态共振
Morphic Resonance

阶段性共轭适应性共振
Phase Conjugate Adaptive Resonance (PCAR)


量子物理学与共振
Quantum Physics
& Resonance


形式音波和震波学
Cymatics

如何运作？How does it work ?

- 共振被视为将信息转移（提取、放大、编码）成各类型“波”的媒介

Resonance is used as a medium to transfer (Extract, Amplify, Encode) information into various types of waves.



振动的所有物质都拥有自己独特的“特征”频率。我们以数位方式来抓取/提取这个充满活力的特征。体细胞透过特征频率相互通讯。

All Matter that vibrates has its own unique "signature" frequency. We capture and/or Extract this energetic signature digitally. Body cells communicate with each other via signature frequencies.

如何运作？How does it work？

- 共振被视为将信息转移（提取、放大、编码）成各类型“波”的媒介

Resonance is used as a medium to transfer (Extract, Amplify, Encode) information into various types of waves.



我们透过电脑科技，使用独特的数位程序来放大（或使其获得增强）所抓取之充满活力的特征。
这将有助于增强您的生物场。

We Amplify (make it stronger) the captured energetic signature,using a unique digital process, via computer technology. This enhances your biofield.

如何运作？How does it work？

- 共振被视为将信息转移（提取、放大、编码）成各类型“波”的媒介

Resonance is used as a medium to transfer (Extract, Amplify, Encode) information into various types of waves.



我们将被放大的能量特征编码为数位媒体（包括音频、视频和图像文件）。该特征的能量透过电子设备散发，以进行生物共振，借此增强健康、活力和幸福感。

We Encode the amplified energy signature into digital media (including audio, video, and image files).The energy of that signature will be emitted through the electronic device for bio resonance to enhance health, vitality and well-being.

WAVE 第1代 T-RT：使用光速与声音

1st Generation of T-RT: USES LIGHTS & SOUND

TOGA
we build the next generation

光组件之所以被使用，是因为它易于用作演示，因为人们看得见它。它很好。此外，它有些限制，因为即使是苹果，也并不允许如此轻便的用法。
每支手机对光的使用是不同的，与相较稳定的声音截然不同。

The Light component was used as it was EASY for DEMO as People CAN SEE. IT IS GOOD.
FURTHER , IT HAS LIMITATIONS AS EVEN APPLE DOES NOT ALLOW THE LIGHT USAGE .
EACH HANPHONE USE OF LIGHT IS DIFFERENT, UNLIKE SOUND WHICH IS CONSTANT.

WAVE 第1代 T-RT：使用光速与声音

1st Generation of T-RT: USES LIGHTS & SOUND

TOGA

we build the next generation

现在我们仅通过声音就能增强所有功能，它具有更强大的共振功能

WE NOW HAVE enhanced all our features with ONLY sound as it IS MORE POWERFULL RESONANCE CAPABILITY

Wave

我们仍具备有限的库存，您依然可在售罄前购买。

WE STILL HAVE LIMITED STOCK OF THIS,
YOU CAN PURCHASE IT WHILE STOCK LAST.

增强免疫力-能加速身体的新陈代谢
Boost Immunity - to boost our immunity function

非典，中东呼吸综合征以及目前的新冠病毒 下一个会是什么？
SARS , MERS and Now COVID-19—WHAT'S NEXT?

SARS SUMMARY
非典 摘要

Pathogen: SARS-CoV
Mode of transmission: Droplets produced by coughing, sneezing, talking, or breathing
Key symptoms: A cough (dry at first), a fever, and diarrhea in the first or second week of illness, or both
At risk groups: People with underlying medical conditions

病原：SARS-CoV
传播方式：咳嗽、打喷嚏、说话或呼吸时产生的水滴
关键症状：生病的第一周或第二周咳嗽（初期干咳）、发烧和腹泻，或两者兼而有之
高危人群：患有潜在疾病者

增强免疫力-能加速身体的新陈代谢

Boost Immunity - to boost our immunity function

非典，中东呼吸综合征以及目前的新冠病毒 下一个会是什么？

SARS , MERS and Now COVID-19—WHAT'S NEXT?

MERS SUMMARY
中东呼吸综合征 摘要

Pathogen: MERS-CoV
Mode of transmission: Droplets from person to person, unclear from camels to humans
Key symptoms: A fever, a cough, shortness of breath
At risk groups: Men above the age of 60, particularly those with underlying medical conditions such as diabetes, high blood pressure, and kidney failure

病原：MERS-CoV
传播方式：人与人之间的飞沫传播，骆驼与人之间的不明方式传播
关键症状：发烧、咳嗽、呼吸急促
高危人群：60岁以上的男性，尤其是患有糖尿病、高血压和肾功能衰竭等潜在疾病的男性患者

增强免疫力-能加速身体的新陈代谢
Boost Immunity - to boost our immunity function

非典，中东呼吸综合征以及目前的新冠病毒 下一个会是什么？
SARS , MERS and Now COVID-19—WHAT'S NEXT?

COVID-19 SUMMARY
新冠病毒 摘要

Pathogen: SARS-CoV-2
Mode of transmission: Droplets produced by coughing, sneezing, or talking, limited evidence of other routes
Key symptoms: A fever, a dry cough, shortness of breath
At risk groups: Adults aged 65 and over, and people of all ages with underlying medical conditions

病原：SARS-CoV-2
传播方式：咳嗽、打喷嚏或说话产生的飞沫，以及其他仅具备有限证据的途径
关键症状：发烧、干咳、呼吸急促
高危人群：65岁及以上的成年人以及具一般医疗状况的所有年龄层人士

增强免疫力-能加速身体的新陈代谢
Boost Immunity - to boost our immunity function


IMMUNITY

现在就 • 激活 • 增强 • 保护 - 您的身体！！！
Activate • Boost • Protect - YOUR BODY NOW!!!!

释出无声频率以加强免疫系统，借此对抗病毒、细菌感染及感冒与流感症状。
Emits silent frequencies to strengthen the immune system to fight viruses, bacteria infections and cold & flu symptoms.

元气代码 Energetic signatures:

- 维生素C Vitamin C
- 硒 Selenium
- 锌 Zinc
- 接骨木莓 （用以对抗流感症状、强大的免疫强化剂。） Elderberry (powerful immune-booster for fighting flu symptoms)

使用我们的功能用于对齐和健康

USE our Features For alignment and wellness

这有助协调我们的人类能源系统
（生物能量光环领域）

These helps to harmonize our Human Energy Systems
(BIO ENERGY Field-AURA)

TOGA给您的防辐射健康产品

Your wellness and Anti EMF Radiation Products from TOGA


Maca Root
Quantum Nutrition

量子营养
Quantum Nutrition

改善循环的一大突破
Breakthrough For Improving Circulation


Sleep Support

优化睡眠
Sleep Enhancement

与身体的自然睡眠–觉醒周期同步
Getting In Sync With Your Body's Natural Sleep-wake Cycle


Eliminate Brain Fog
Mind Enhancement

强化大脑
Mind Enhancement

消除精神疲劳，让您更轻松的集中精神
Eliminate Brain Fog And Focus Effortlessly


Inflammation
Quantum Healthcare

量子保健
Quantum Healthcare

迷走神经
它是12个颅神经中最长的一个
Vagus Nerve
It Is The Longest Of The
12 Cranial Nerves


Relaxation

身心放松
Relaxation

专为放松身心与健康、
保持平静而设计
Designed For Relaxation,
Wellness, And Calm


CELLULAR
ANTI-AGING

抗衰老
Anti Aging

帮助改善
细胞活性以减少
年龄衰老症状

Works On The Human Cellular Level To Reduce Age Related Decline In Vitality And Energy


T-SHIELD

T - 屏蔽
T-shield

在无线电的世界中尽显
活力

Emit A Frequency To Protect Your Body From Ultra-high 5g Rf Frequency


HEADACHE
SUPPORT

缓解头痛
Headache Support

快速、安全地缓解头痛， 且无
有害副作用
**Help Improve Cell Activity To
Reduce Age Related Decline**


WEIGHT
LOSS

减肥
Weight Loss

促进新陈代谢和
燃烧脂肪
**Support Increase In
Metabolism And Fat
Burning**

生物能量领域：视频简报

BIO ENERGY FIELD -Video Presentation

不健康和健康的生物能量场域
UNHEALTHY & HEALTHY BIO ENERGY FIELD

TOGA
we build the next generation

精力流失
Energetic Distortions

精力中断
Energetic Disruptions

活力失调
Energetic Disorders

不健康
UNHEALTHY

健康
HEALTHY



精力增强
Energetic Empowerment

精力保护
Energetic Protection

活力健康
Energetic Wellness

基尔里安摄影术
Kirlian Photography

TOGA
we build the next generation







我们必须与健康共鸣
We Must Resonate with Health

TOGA
we build the next generation

- 我们的身体需要在充满压力的环境中不断进行微调。
  Our body needs constant fine-tuning in stress – filled environments.
- 在最佳状态下，您会与**健康产生共鸣**-实际上，您的每一部分都在和谐地振动。
  At your best you resonate with health - almost literally, every part of your being vibrates in harmony.
- **相反，当您的共振受到干扰或打断时，您的身体状况就会开始崩溃.　Conversely when your resonances are disturbed or interrupted, your body begins to break down.**

报告被认证自：
Report certified by:

Centre for Biofield Sciences
India and Germany
印度与德国生物场科学中心

i-Cert Accreditation & Certification
South Africa
南非i-Cert认可与认证

MMU Cnergy Malaysia
大马多媒体大学Cnergy

Journal published on Medcrave
刊登在Medcrave的杂志中

Ministry Sports Russian Federation,
Saint Petersburg Research Institute
of Physical Culture and Sports
圣彼得堡体育文化研究院
俄罗斯联邦体育部

Saint-Petersburg Scientific-
Research Institute for Physical
Culture
圣彼得堡体育科学研究院

期刊发表于
Journal Published on

MedCrave
Step into the World of Research

TOGA
we build the next generation

Influence of mobile phone to people and pretective effect of quantum resonance technology, by Dr.Konstantin G Korotkov. Journal published on MedCrave, https://medcraveonline.com/JABB/volume_issues?issueId=3076&volumeId=761

Remote detection of music influence with physical sensor, by Dr.Konstantin G Korotkov. Journal published on MedCrave, https://medcraveonline.com/JABB/volume_issues?issueId=3004&volumeId=761

顾问委员会成员 (SAB)
fic Advisory Board

ssor Konstantin Korotkov
tantin Korotkov 教授

顾问 Scientific Advisory

圣彼得斯堡国家资讯科技、机械、视力学
授
00份的科学论文
利
基尔里安摄影术发明者

sor St. Petersburg, National Research
sity Of Informational Technologies,
nics and Optics, Russia
han 100 scientific studies
ents
or of GDV-Kirlian Photography



顾问委员会成员 (SAB)
fic Advisory Board

everly Rubik Ph. D.

顾问 Scientific Advisory

物理学，博士学位，美国加州伯克利大学
学学研创始人
领域的研究而享誉国际超过90份的
文

Biophysics, University of -California, Berkeley,

ent/Founder, Institute for Frontier Science
ntionally renowned for her research on the
d
0 scientific papers



顾问委员会成员 (SAB)
fic Advisory Board

Thompson

顾问 Scientific Advisory

能量科学的创办人, 精微能量研究者、能量
约联合创办人与首席技术官

energy researcher, Co-Founder, and Chief
ology Officer of Energy Medicine



南非无电动势(EMF)检测之证书认可与认证
Cert Accreditation & Certification South Africa with NO EMF DETECTED



EN 55032 / CISPR 32:
辐射释放
装置设置
Radiated emissions
device set-up



EN 55032 / CISPR 32:
辐射释放
（1 = 6GHz）测试设置
Radiated emissions
(1 – 6GHz) test set-up



EN 55032 / CISPR 32:
辐射释放
（30 ~ 1000MHz）测试设置
Radiated emissions
(30 – 1000MHz) test set-up

大马多媒体大学 - 光谱分析
SPECTRAL ANALYSIS - MMU Malaysia

1)强化大脑 Mind Enhancement


Welch Power Spectral Density Estimate
Power/frequency (dB/Hz)
Frequency (kHz)
-50
-60
-70
-80
-90
-100
-110
-120
-130
-140
-150
0
5
10
15
20

2) 量子营养 Quantum Nutrition


Welch Power Spectral Density Estimate
Frequency (kHz)

3) 优化睡眠 Sleep Enhancement


Welch Power Spectral Density Estimate
Frequency (kHz)

4) 身心放松 Relaxation


Welch Power Spectral Density Estimate
Frequency (kHz)

大马多媒体大学 - 光谱分析
SPECTRAL ANALYSIS - MMU Malaysia

5) 量子健康 Quantum Healthcare


Welch Power Spectral Density Estimate
Power/frequency (dB/Hz)
Frequency (kHz)

6) 缓解头疼 Headache Support


Welch Power Spectral Density Estimate
Power/frequency (dB/Hz)
Frequency (kHz)

7) T- 屏蔽 T-shield


Welch Power Spectral Density Estimate
Power/frequency (dB/Hz)
Frequency (kHz)

8) 抗衰老 Anti-aging


Welch Power Spectral Density Estimate
Frequency (kHz)

我们未来的进化史
Our Evolution Forward

TOGA
we build the next generation

计划 Plans:

- 我们正在扩展我们的科学工作，以促进我们在更多产品中使用T-RT We are expanding our scientific /clinical work to advance our use of T-RT in more products
- 我们将进行更多的临床测试
We will engage in more clinical tests in as many countries
- 我们很期待看到–脉冲电磁场是我们的下一阶段
We are excited to look at – more “ subtle energy Product as our next phase
- 美国食品药品管理局 （FDA)认证 为保健产品
Approved by FDA as a Wellness Product

谢谢

THANK YOU